EXHIBIT 10.1
ROLLOVER AGREEMENT

This Rollover Agreement (this “Agreement”) is made and entered into as of November 9, 2010, by and among Darling International Inc., a Delaware corporation ( “Acquiror”), each of the other parties listed on the signature pages hereto (each such party, including Robert A. Griffin, an “Investor” and, collectively, the “Investors”) and Robert A. Griffin, in his separate capacity as the “Investors’ Representative”.

RECITALS

WHEREAS, Acquiror is a party to that certain Agreement and Plan of Merger, of even date herewith (the “Merger Agreement”), by and among Acquiror, DG Acquisition Corp. (“Merger Sub”), Griffin Industries, Inc. (“Griffin”) and Robert A. Griffin, solely in his capacity as the Shareholders’ Representative thereunder, pursuant to which, among other things, Merger Sub will be merged with and into Griffin (the “Merger”), with Griffin continuing as the surviving corporation and wholly owned subsidiary of Acquiror (the “Surviving Corporation”);

WHEREAS, prior to and without giving effect to the consummation of the transactions contemplated by the Merger Agreement, the Investors own shares of common stock, no par value, of Griffin (the “Griffin Shares”); and

WHEREAS, in connection with and immediately prior to the consummation of the transactions contemplated by the Merger Agreement, each Investor desires to exchange (the “Rollover”) certain Griffin Shares held by such Investor for shares of common stock, par value $0.01 per share, of Acquiror (the “Common Stock”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. Definitions.  For purposes of this Agreement, the following terms shall have the meanings specified or referred to in this Section 1:

“Acquiror” has the meaning set forth in the preamble.

“Acquiror Closing Issued Shares” has the meaning set forth in Section 3(d)(i).

“Acquiror Documents” has the meaning set forth in Section 5(b).

“Acquiror SEC Documents” has the meaning set forth in Section 5(g).

“Acquiror Shares” has the meaning set forth in Section 2(c).

“Affiliates” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Aggregate Value Gap” has the meaning set forth in Section 3(d)(iii).

“Agreement” has the meaning set forth in the preamble.

“Balance Sheet” has the meaning set forth in Section 5(i).

“Board” has the meaning set forth in Section 6(a).

“Bylaws” means the Amended and Restated Bylaws of Acquiror.

“Certificate of Incorporation” means the Restated Certificate of Incorporation, as amended, of Acquiror.

“Closing” has the meaning set forth in Section 8(a).

“Closing Date” has the meaning set forth in Section 8(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals.

“Contract” means any contract, agreement, note, bond, mortgage, indenture, loan, instrument, deed of trust, lease, conditional sales contract, sublease, license, insurance policy, covenant, commitment or other arrangement, understanding, undertaking, commitment or obligations whether oral or written.

“Covered Matters” has the meaning set forth in Section 11(i).

“DGCL” means the General Corporation Law of the State of Delaware.

“Employee” means any current employee, director or independent contractor of Acquiror or any of its Subsidiaries.

“Environmental Laws” has the meaning set forth in Section 5(m).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Statements” has the meaning set forth in Section 5(h)(i).

“Floor Price” has the meaning set forth in Section 3(d)(iv).

“Fundamental Representation” means the representations and warranties set forth in Section 4(a) (Title to Shares).

“GAAP” means generally accepted accounting principles in the United States as of the date hereof, consistently applied.

“General Enforceability Exceptions” has the meaning set forth in Section 4(b).

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Griffin” has the meaning set forth in the recitals.

“Griffin Shares” has the meaning set forth in the recitals.

“Investor” has the meaning set forth in the preamble.

“Investor Director” has the meaning set forth in Section 6(a).

“Investor Documents” has the meaning set forth in Section 4(b).

“Investors’ Representative” has the meaning set forth in Section 10(g).

“Knowledge of Acquiror” of a particular fact or matter means the actual knowledge of the Persons set forth on Schedule 1.

“Law” means any federal, state or local law, statute, code, ordinance, rule, regulation or other legal requirement or obligation.

“Lien” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance or any similar restriction or limitation.

“Losses” has the meaning set forth in Section 10(b)(i).

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, liabilities, properties, assets or financial condition of Acquiror and its Subsidiaries taken as a whole and (b) the ability of Acquiror and its Subsidiaries to perform on a timely basis any material obligation under this Agreement or to consummate the transactions contemplated hereby; provided, however, none of the following shall be deemed to result in or constitute a Material Adverse Effect: (i) any event, change, circumstance or effect attributable solely to conditions affecting the industries in which Acquiror participates or the United States economy as a whole; (ii) any change required by any change in applicable accounting requirements or principles, or applicable laws, rules or regulations which occurs or becomes effective after the date of this Agreement or (iii) any change or event to the extent attributable solely to the Investors, the transactions contemplated hereby or their anticipated partial ownership of Acquiror that impacts Acquiror’s revenues or relationships with its Employees, customers, suppliers or partners.

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Merger Sub” has the meaning set forth in the recitals.

“OFAC” has the meaning set forth in Section 4(m).

“Options” means options representing the right to acquire shares of Common Stock.

“Order” means any order, injunction, judgment, doctrine, decree, ruling, writ, assessment or arbitration award of a Governmental Authority.

“Owner” has the meaning set forth in this Section 1 in the definition of “Subsidiary”.

“Per Share Value Gap” has the meaning set forth in Section 3(d)(v).

“Permit” means any approvals, authorizations, consents, licenses, permits or certificates of a Governmental Authority.

“Person” means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or, as applicable, any other entity.

“Preferred Stock” has the meaning set forth in Section 5(d).

“Registration Rights Agreement” means that certain Registration Rights Agreement to be entered into by and among Acquiror and each of the Investors party hereto in connection with the transactions contemplated hereby and the consummation of the Merger.

“Rollover” has the meaning set forth in the recitals.

“Rollover Shares” has the meaning set forth in Section 2(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” has the meaning set forth in Section 4(e).

“Subsidiary” means, with respect to any Person (the “Owner”), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one (1) or more of its direct or indirect Subsidiaries.

“Surviving Corporation” has the meaning set forth in the recitals.

“Target Share Price” has the meaning set forth in Section 3(d)(vi).

“Tax Returns” means any return, report, claim for refund, estimate, information return or statement or other similar document relating to or required to be filed with any

Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Taxes” means (a) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (b) all interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Authority in connection with any item described in clause (a) and (c) any transferee liability in respect of any items described in clauses (a) and/or (b) payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Law) or otherwise.

“Third Party Claim” has the meaning set forth in Section 10(d).

“True-Up Date” has the meaning set forth in Section 3(d)(vii).

“True-Up Market Price” has the meaning set forth in Section 3(d)(viii).

“VWAP” has the meaning set forth in Section 3(d)(ix).

2. Identification and Issuance of Rollover Shares.

(a) Identification of Rollover Shares.  Each Investor hereby designates the number of Griffin Shares set forth opposite such Investor’s name in the column entitled “Rollover Shares” on Schedule 2 attached hereto (the “Rollover Shares”) as shares to be exchanged for shares of the Common Stock in accordance with the terms and conditions set forth in this Agreement.

(b) Exchange.  Immediately prior to the consummation of the transactions contemplated by the Merger Agreement and without further action by the Investors, all of each Investor’s right, title and interest in and to the Rollover Shares will be assigned, transferred and delivered to Acquiror free and clear of all Liens.

(c) Issuance of the Common Stock.  As consideration for the assignment, transfer and delivery of the Rollover Shares pursuant to Section 2(b), but subject to such Investor’s compliance with the requirements of Section 8(b), Acquiror will issue in the name of such Investor the number of shares of the Common Stock opposite such Investor’s name in the column entitled “Acquiror Shares” on Schedule 2 attached hereto (the “Acquiror Shares”).  Except for any payment by Acquiror required pursuant to Section 3 or Section 10, from and after the closing of the transactions contemplated by the Merger Agreement, each Investor hereby acknowledges and agrees that the issuance of the Acquiror Shares pursuant to this Section 1(c)

shall constitute complete satisfaction of all obligations or any other sums due to such Investor with respect to the Rollover Shares.

(d) Lockup.  Except in connection with an exercise of an Investor’s rights with respect to Piggyback Registrations (as defined in the Registration Rights Agreement) pursuant to Section 3 of the Registration Rights Agreement, from the date hereof until 240 days following the consummation of the Merger, no Investor shall sell, make any short sale of, grant any option for the purchase of, hypothecate, hedge or otherwise dispose of any Rollover Shares.  Furthermore, each Investor shall otherwise comply in all respects with the Registration Rights Agreement in disposing of any Rollover Shares and this Agreement shall not be construed as abridging, or otherwise providing a waiver of, any requirement of the Registration Rights Agreement.

3. Contingent Payment.

(a) If the Aggregate Value Gap is greater than zero, Acquiror shall pay to the Investors’ Representative for the benefit of the Investors an amount equal to the Aggregate Value Gap within five (5) business days after the True-Up Date by wire transfer by Acquiror of immediately available funds to the account designated in writing by the Investors’ Representative no later than three (3) business days after the True-Up Date.  For purposes of greater clarity, Acquiror and the Investors hereby acknowledge and agree that Acquiror shall not be required to make any payment pursuant to this Section 3 if the Aggregate Value Gap is zero.

(b) Promptly following receipt by the Investors’ Representative (and in any event no later than five (5) business days after receipt) of the Aggregate Value Gap (if any), the Investors’ Representative shall pay to each Investor an amount equal to the product of (i) the aggregate number of Acquiror Closing Issued Shares issued to such Investor on the date hereof and (ii) the Per Share Value Gap.

(c) For purposes of this Section 3, the following definitions shall apply:

(i) “Acquiror Closing Issued Shares” means the Acquiror Shares issued to the Investors in exchange for the Rollover Shares in connection with the transactions contemplated by this Agreement.

(ii) “Aggregate Value Gap” means the product of (A) the aggregate number of Acquiror Closing Issued Shares and (B) the Per Share Value Gap.

(iii) “Floor Price” means a per share price equal to the quotient obtained by dividing (A) Eighty-Five Million One Hundred Ninety Two Dollars and Fourteen Cents ($85,000,192.14) by (B) the aggregate number of Acquiror Closing Issued Shares (as adjusted for any stock split, stock dividend, combination or recapitalization after the Closing Date).

(iv) “Per Share Value Gap” means (A) the Target Share Price minus (B) the higher of (1) the True-Up Market Price or (2) the Floor Price (as adjusted for any stock split, stock dividend, combination or recapitalization after the Closing Date); provided that if the difference between subclause (A) and (B) is a negative number, the Per Share Value Gap shall be zero.

(v) “Target Share Price” means the quotient obtained by dividing (A) One Hundred Million Two Hundred Twenty Six Dollars and Five Cents ($100,000,226.05) by (B) the aggregate number of Acquiror Closing Issued Shares (as adjusted for any stock split, stock dividend, combination or recapitalization after the Closing Date).

(vi) “True-Up Date” means the last day of the 13th full consecutive calendar month following the Closing Date.

(vii) “True-Up Market Price” means an amount equal to the per share VWAP (as adjusted for any stock split, stock dividend, combination or recapitalization after the Closing Date) for the ninety (90) prior consecutive calendar days ending with the calendar day immediately preceding the True-Up Date.

(viii) “VWAP” means the volume weighted average price per share, calculated to the nearest one-hundredth of one cent, of the Common Stock on the primary national securities exchange on which the Common Stock is listed for trading (based on “regular way” trading on such primary exchange only, as reported by Bloomberg L.P. or, if not reported thereby, by another authoritative source mutually agreed by the parties).

4. Representations and Warranties of the Investors.  To induce Acquiror to receive the Rollover Shares and issue the Acquiror Shares as herein provided, each of the Investors, severally and not jointly, represents and warrants to Acquiror as follows:

(a) Title to Shares. Such Investor is the lawful record and beneficial owner of the Rollover Shares and has good and valid title to such Rollover Shares, free and clear of all Liens.  Upon transfer of the Rollover Shares as contemplated hereunder, Acquiror will acquire good and valid title to such Rollover Shares, free and clear of all Liens.  There is no option, warrant, call, purchase, subscription, conversion, exchange or other right, contract or other agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by such Investor of such Rollover Shares, and such Investor is not party to, and is not aware of, any voting trusts, proxies or any other agreements or understandings with respect to the voting of the Rollover Shares.

(b) Authorization.  Such Investor has full legal capacity and power to execute and deliver this Agreement, and each other agreement or document contemplated to be executed and delivered by him, her or it in connection with the transactions contemplated hereby (the “Investor Documents”) and to consummate the transactions contemplated hereby and thereby.  This Agreement and each of the Investor Documents has been duly and validly executed and delivered by such Investor and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such Investor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and to general equitable principles (collectively, the “General Enforceability Exceptions”).

(c) No Violation.  Neither the execution and delivery of this Agreement or the Investor Documents by such Investor and the performance by such Investor of its respective obligations hereunder or thereunder nor the consummation by such Investor of the transactions contemplated hereby or thereby, including the acquisition of the Acquiror Shares hereunder, shall (i) violate, conflict with or result in a violation or material breach of, or constitute a material default (with or without due notice or lapse of time or both) under the terms, conditions or provisions of any Contract to which such Investor is a party or (ii) conflict with or violate, in any material respect, any Order or Law applicable to such Investor, including any domestic relations or similar order.

(d) Brokers’ Fees and Commissions.  Such Investor has not employed any investment banker, broker, financial advisor, finder or other Person to which any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement is entitled.

(e) Investment Intent.  Such Investor acknowledges that the investment in Acquiror is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and/or the provisions of Regulation D of the Securities Act or in reliance upon another specific exemption therefrom which exemption may depend upon, among other things, the bona fide nature of such Investor’s investment intent and representations as expressed herein.  The Acquiror Shares cannot be offered for sale or sold by such Investor or by anyone acting for such Investor’s account or on such Investor’s behalf without the registration of the Acquiror Shares, or the availability of an exemption from registration.  Such Investor is purchasing the Acquiror Shares for its own account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act or any applicable state securities laws.  Such Investor understands that no federal or state agency has passed upon this investment or Acquiror, nor has any such agency made any finding or determination of the fairness of this investment.

(f) Eligibility.  Such Investor is an “accredited investor” within the meaning of Rule 501(a) under Regulation D of the Securities Act, and has (or, in the case of a trust, the trustee has) such knowledge and experience in financial and business matters so as to be capable of reading and interpreting financial statements and evaluating the merits and risks of its investment in the Acquiror Shares, and such Investor is capable of bearing the economic risks of such investment and is able to bear the complete loss of its investment in the Acquiror Shares.  Such Investor has placed a check mark opposite the applicable “accredited investor” criteria that such Investor meets on such Investor’s signature page hereto and such information is true and correct and is hereby incorporated and made a part of this Section 4(f).  Such Investor believes that the investment in the Acquiror Shares is suitable for the Investor based upon such Investor’s investment objectives and financial needs.

(g) Transfer Restrictions.  Such Investor understands that the Acquiror Shares will be characterized as “restricted securities” and has been advised that the Acquiror Shares have not been registered under the Securities Act or any state securities laws, are being offered and sold pursuant to an exemption from registration contained in the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available.  In respect to the foregoing, such Investor represents that he, she or it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  Such Investor is aware that Acquiror is under no obligation to effect any such registration with respect to the Acquiror Shares (except solely to the extent provided in the Registration Rights Agreement).  Such Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including the time and manner of sale, the holding period for the Acquiror Shares, and on requirements relating to Acquiror which are outside such Investor’s control, and which Acquiror is under no obligation and may not be able to satisfy (except solely to the extent provided in the Registration Rights Agreement).  Such Investor is aware that such Investor may not be able to liquidate such Investor’s investment in the Acquiror Shares in the event of an emergency or pledge any of the Acquiror Shares as collateral for loans and that the transferability of the Acquiror Shares is restricted under the terms and conditions set forth herein and in the Registration Rights Agreement.  Such Investor has adequate means for providing for such Investor’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Acquiror Shares.

(h) Receipt of Information.  Such Investor acknowledges that Acquiror has, to the extent requested by such Investor, made its officers and representatives available for interview by such Investor, and has made available to such Investor all documents and other information requested by such Investor in order to make an informed decision with respect to the purchase of the Acquiror Shares, including such information and documents regarding Acquiror as he, she or it has deemed material to his, her or its investment decision and the merits and risks of investing in the Acquiror Shares.  Without limiting the generality of the foregoing, such Investor acknowledges that Acquiror has made available to such Investor, and such Investor has reviewed, that certain Confidential Information Memorandum, dated as of October 25, 2010, and all of the exhibits thereto.

(i) Access to Counsel; Tax and Other Advice.  Such Investor acknowledges that (i) Weil, Gotshal & Manges LLP has acted as counsel to Acquiror and Merger Sub, and not as counsel to such Investor, in connection with the negotiation and execution of this Agreement, the Investor Documents, the Merger Agreement, the Registration Rights Agreement or any other Contract entered into in connection with the Merger Agreement and (ii) he, she or it has been advised by counsel satisfactory to him, her or it with respect to this Agreement, the Investor Documents and the transactions contemplated hereby or thereby.  Such Investor has had the opportunity to consult with his, her or its own tax and other advisors with respect to the consequences to such Investor of the purchase, receipt or ownership of the Acquiror Shares, including the tax consequences under federal, state, local, and other income tax laws of the United States or any other country and the possible effects of changes in such tax laws, the risks inherent in the investment in the Acquiror Shares and the suitability of an investment in the Acquiror Shares in light of such Investor’s financial condition and investment needs.  Such Investor acknowledges that none of Acquiror, its Subsidiaries, Affiliates, successors, beneficiaries, heirs and assigns and its and their past and present members, partners, directors, officers, employees and agents (including their attorneys) makes or has made any representations or warranties to such Investor regarding the consequences to such Investor of the purchase, receipt or ownership of the Acquiror Shares, Acquiror or the consequences of the transactions contemplated by this Agreement or the Merger Agreement, as applicable, including the tax consequences under federal, state, local and other tax laws of the United States or any other country and the possible effects of changes in such tax laws, the risks inherent in the investment in the Acquiror Shares and the suitability of an investment in the Acquiror Shares in light of such Investor’s financial condition and investment needs.

(j) Risk.  Such Investor understands that an investment in the Acquiror Shares involves a high degree of risk, including the risk of economic loss from operations of Acquiror and its subsidiaries.

(k) Residence.  Such Investor’s principal place of business or principal residence is in, and such Investor made the decision to invest in the Acquiror Shares in, the state so designated below such Investor’s name on the signature page hereto.

(l) Prohibited Investment.  The proposed acquisition of the Acquiror Shares by the Investor will not directly or indirectly contravene United States federal, state, foreign or other laws, rules or regulations (including anti-money laundering laws, rules and regulations).

(m) Prohibited Investors.  Such Investor understands that federal regulations and executive orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  Such Investor represents and warrants that he, she or it is not a person or entity named on an OFAC list, nor is such Investor a person or entity with whom dealings are prohibited under any OFAC regulation.

(n) Regulation M.  Such Investor is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the Acquiror Shares and other activities with respect to Acquiror Shares by such Investor.

(o) Reliance.  Such Investor acknowledges that Acquiror and Merger Sub and each respective stockholder and Affiliate thereof, have relied and will rely upon the representations and agreements of, and information furnished by such Investor contained in this Section 4.

(p) No Other Representations or Warranties.  Except for the representations and warranties made by each Investor in this Section 4 or any certificate contemplated by this Agreement, no Investor makes any representation or warranty with respect to their respective assets, liabilities, condition (financial or otherwise) or status in respect of the transactions contemplated hereby, notwithstanding the delivery or disclosure to Acquiror or any of its respective Affiliates or representatives of any documentation or other information with respect to any one or more of the foregoing.

5. Representations and Warranties of Acquiror.  Acquiror represents and warrants to each of the Investors that except as disclosed in (or incorporated by reference in) the Acquiror SEC Documents (it being understood that any matter disclosed in (or incorporated by reference in) the Acquiror SEC Documents shall be deemed disclosed with respect to any subsection of this Section 5 to which the matter relates):

(a) Organization and Qualification.  Acquiror and each of its Subsidiaries are entities duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation or organization, with all requisite corporate power and authority to own, operate and lease their respective properties and to carry on their business as it is now being conducted and as currently proposed to be conducted.  Acquiror and each of its Subsidiaries are duly qualified, authorized or licensed to do business and are in good standing under the laws of each jurisdiction in which they own or lease real property and each other jurisdiction where the nature of the business conducted by them or the properties owned or leased by them require qualification or authorization, except where the failure to be so qualified, authorized or licensed is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.  Acquiror has delivered to the Investors’ Representative true, complete and correct copies of the Certificate of Incorporation and Bylaws.

(b) Authorization.  The execution, delivery and performance by Acquiror of this Agreement and each other agreement or document contemplated to be executed and delivered by it in connection with the transactions contemplated hereby (the “Acquiror Documents”) and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action on part of Acquiror in accordance with the provisions of the DGCL and the Certificate of Incorporation and Bylaws, as the case may be, and no other corporate proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement or Acquiror Documents.  This Agreement and each of Acquiror Documents have been duly and validly executed and delivered by Acquiror and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitutes a legal, valid and binding obligation of Acquiror, enforceable against it in accordance with their respective terms, subject to the General Enforceability Exceptions.

(c) No Violation.  Neither the execution and delivery of this Agreement or Acquiror Documents by Acquiror, the performance by Acquiror of its obligations hereunder or thereunder nor the consummation by Acquiror of the transactions contemplated hereby or thereby shall: (i) violate, conflict with or result in any material breach of any provision of the Certificate of Incorporation or Bylaws, (ii) violate, conflict with or result in a violation or material breach of, or constitute a material default (with or without due notice or lapse of time or both) under the terms, conditions or provisions of any Contract to which Acquiror or any of its Subsidiaries is a party or (iii) conflict with or violate, in any material respect, any Order, Law or material Permit applicable to Acquiror or any of its Subsidiaries or any of their respective properties or assets.

(d) Capitalization of Acquiror.  The authorized capital stock of Acquiror consists of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).  At the close of business on November 5, 2010, (i) 82,462,519 shares of Common Stock were issued and outstanding, (ii) 444,155 shares of Common Stock were held by Acquiror in its treasury, (iii) 3,440,239 shares of Common Stock were reserved for issuance under the employee benefit plans maintained by Acquiror (of which 867,022 shares of Common Stock were subject to outstanding Options granted under the employee benefit plans maintained by Acquiror) and (iv) no shares of Preferred Stock were issued or outstanding.  All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.  Since

November 5, 2010, Acquiror has not issued any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock, other than or pursuant to Options referred to above that are outstanding as of the date of this Agreement.  There are no voting trusts, proxies or other agreements or understandings to which Acquiror is a party or by which Acquiror is bound with respect to the voting, transfer or other disposition of the Common Stock.

(e) Consents and Approvals.  No filing or registration with, no notice to and no permit, authorization, consent or approval of, any Person or Governmental Authority is necessary for the consummation by Acquiror of the transactions contemplated by this Agreement or Acquiror Documents other than: (i) compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) requirements of federal and state securities laws, (iii) those already obtained, (iv) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act, (v) the filing of any requisite notices or applications to the New York Stock Exchange for the issuance of the Acquiror Shares and the listing of the Acquiror Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby or (vi) consents, approvals, authorizations, permits, filings, registrations or notifications, which, if not obtained, made or given, would not reasonably be expected to have a Material Adverse Effect.

(f) Issuance of the Acquiror Shares.  The Acquiror Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in this Agreement or the Registration Rights Agreement or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of others.  Assuming the accuracy of the representations and warranties of the Investors in this Agreement, the Acquiror Shares will be issued in compliance with all applicable federal and state securities laws.

(g) Acquiror SEC Documents.  Acquiror has filed all required registration statements, reports and proxy statements with the SEC since March 2, 2010 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Acquiror SEC Documents”).  As of their respective SEC filing dates (in the case of all other the Acquiror SEC Documents), the Acquiror SEC Documents complied as to form in all material respects with the requirements of the Exchange Act, applicable to such the Acquiror SEC Documents, and none of the Acquiror SEC Documents as of such respective dates (or, if amended prior to the date of this Agreement, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) Financial Statements.

(i) The consolidated balance sheets, and the related consolidated statements of income, changes in shareholders’ equity, and cash flow, of the Acquiror included in the Acquiror SEC Documents (such statements, including the related notes and schedules thereto, are referred to herein as the “Financial Statements”) are complete and correct in all material respects, fairly present the consolidated financial condition, results of operations, changes in shareholders’ equity, and cash flow of the Acquiror as at the respective dates of and for the periods referred to therein, have been prepared in accordance with GAAP (subject, in the case of interim financial statements, to normal recurring year-end adjustments, that, individually or in the aggregate, would not be material) without modification of the accounting principles used in the preparation thereof throughout the periods presented, except as disclosed therein.

(ii) Acquiror makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets.  Acquiror maintains systems of internal accounting controls sufficient to provide reasonable assurances that:  (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences.

(iii) Acquiror’s principal executive officer and its principal financial officer have disclosed, based on their most recent evaluation, to Acquiror’s auditors (A) all significant deficiencies in the design or operation of internal controls which could adversely affect Acquiror’s ability to record, process, summarize and report financial data and have identified for Acquiror’s auditors any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other Employees who have a significant role in Acquiror’s internal controls.

(iv) Acquiror maintains a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP.

(i) Tax Matters.  Each of Acquiror and its Subsidiaries has timely filed, or has caused to be timely filed on its behalf (taking into account any extension of time within which to file), all material Tax Returns required to be filed by it, and all such filed Tax Returns are accurate, true, correct and complete in all material respects.  All material Taxes shown to be due on such Tax Returns have been timely paid, no deficiency with respect to material amount of Taxes has been proposed, asserted or assessed against Acquiror or any of its Subsidiaries, which have not been fully paid or adequately reserved on the balance sheet of Acquiror and its Subsidiaries included in the Acquiror’s Quarterly Report on Form 10-Q for the period ended July 3, 2010, included in the Acquiror SEC Documents (the “Balance Sheet”), and no audit or other administrative or court proceedings are pending with any Governmental Authority with respect to a material amount of Taxes of Acquiror or any of its Subsidiaries, and no written notice thereof has been received.

(j) Litigation.  There is no pending or, to the Knowledge of Acquiror, threatened, legal or administrative proceeding, claim, suit or action against Acquiror or any of its Subsidiaries, nor is there any Order imposed upon Acquiror or any of its Subsidiaries, in each case, by or before any Governmental Authority, that would reasonably be expected to have a Material Adverse Effect.

(k) Permits.  Acquiror and each of its Subsidiaries hold all material Permits, which, to the Knowledge of Acquiror, are necessary for the lawful conduct of their respective businesses and are in material compliance with the terms of all such material Permits.

(l) Compliance with Law.  Acquiror and its Subsidiaries are in material compliance with all Laws applicable to Acquiror or any of its Subsidiaries.  This Section 5(l) does not include matters under Environmental Laws, which are addressed in Section 5(m).

(m) Environmental Matters.  Except for those matters that would not reasonably be expected to have a Material Adverse Effect, (i) each of Acquiror and its Subsidiaries is in compliance with all applicable laws relating to the environment or the protection thereof (“Environmental Laws”), (ii) there is no investigation, suit, claim, action or proceeding relating to or arising under Environmental Laws that is pending or, to the Knowledge of Acquiror, threatened against Acquiror or any of its Subsidiaries or any real property owned, operated or leased by Acquiror or any of its Subsidiaries and (iii) neither Acquiror nor any of its Subsidiaries has received any notice of or entered into any obligation, liability, order, settlement, judgment, injunction or decree involving uncompleted, outstanding or unresolved requirements relating to or arising under Environmental Laws.

(n) Brokers’ Fees and Commissions.  Except for BMO Capital Markets Corp. and J.P. Morgan Securities LLC and its affiliates, whose fees and expenses shall be paid by Acquiror, none of Acquiror or any of its directors, officers, employees or agents has employed any investment banker, broker, financial advisor, finder or other Person to which any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement is entitled.

(o) Absence of Undisclosed Liabilities.  Except for those matters relating to the transactions contemplated by this Agreement or the Merger Agreement, or that would not reasonably be expected to have a Material Adverse Effect, Acquiror has no debt, loss, damage, adverse claim, fines, penalties, liability or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, matured or unmatured, determined or determinable, disputed or undisputed, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise, and whether or not required under GAAP to be reflected on a balance sheet or the notes thereto), other than those specifically reflected in, reserved against or otherwise described in the Balance Sheet, as set forth in the Acquiror SEC Documents, or arising after the date of the Balance Sheet in the ordinary course of business.

(p) Absence of Certain Changes.  Except for matters relating to the transactions contemplated by this Agreement or the Merger Agreement, since the date of the Balance Sheet, Acquiror has conducted its business and operations in the ordinary course and consistent with past practices and there has not been any event, change, occurrence, circumstance or development that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(q) Related Party Transactions.  Except as set forth in the Acquiror SEC Documents, none of the officers or directors of Acquiror and, to the Knowledge of Acquiror, none of the employees of Acquiror, is presently a party to any transaction with Acquiror or any

Subsidiary (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(r) No Other Representations or Warranties.  Except for the representations and warranties made by Acquiror in this Section 5 or any certificate contemplated by this Agreement, neither Acquiror nor any other Person makes any representation or warranty with respect to Acquiror or its Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects in respect of the transactions contemplated hereby, notwithstanding the delivery or disclosure to the Investors or any of their respective Affiliates or representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

6. Board Configuration.

(a) Nomination Right.  On the Closing Date, Acquiror shall take such actions as are reasonably necessary to elect two (2) nominees designated by the Investors’ Representative (on behalf of all Investors) in writing no less than 10 business days prior to the Closing Date, which nominees shall be reasonably acceptable to Acquiror and the Nominating Committee of the Board and shall otherwise comply with Sections 6(d) and 6(e), to serve until Acquiror’s next annual meeting of stockholders and until his or her successor is elected and qualified, or if earlier, until his or her death, resignation or removal.  Thereafter, for so long as the Investors collectively own Common Stock representing in the aggregate at least (i) 3% but less than 6% of Acquiror’s issued and outstanding shares of Common Stock, the Investors’ Representative, on behalf of all Investors, shall have the right to designate a total of one (1) nominee on the proposed slate of nominees to the board of directors of Acquiror (the “Board”) at any election of directors held during such period or (ii) 6% of Acquiror’s issued and outstanding shares of Common Stock, the Investors’ Representative, on behalf of all Investors, shall have the right to designate a total of (2) nominees on the proposed slate of nominees to the Board at any election of directors held during such period.  Any director nominated pursuant to the terms of this Section 6(a) is sometimes referred to herein as an “Investor Director.”  For greater certainty, at such time as the Investors collectively own less than 3% of Acquiror’s issued and outstanding shares of Common Stock, any rights under this Section 6 shall terminate.

(b) Term.  The Investor Directors shall serve for terms in accordance with the Bylaws.

(c) Vacancy.  A vacancy in any directorship held by an Investor Director shall be filled by an individual named by the Investors’ Representative, on behalf of all Investors.

(d) Regulatory Compliance.  Acquiror shall review the Board configuration for compliance with applicable laws, rules and regulations (including applicable stock exchange rules) from time to time in accordance with its customary practices and the foregoing rights shall be suspended with the consent of the Investors’ Representative, on behalf of all Investors, which consent shall not be unreasonably withheld or delayed, to the extent necessary to be in compliance with such rules and regulations.

(e) Suitability.  Any individual nominated as an Investor Director or appointed to fill a vacancy in a directorship held by an Investor Director by the Investors’ Representative shall be reasonably acceptable to the Nominating Committee of the Board and, prior to such nomination or appointment, and annually thereafter during such time as such Investor Director serves on the Board, shall complete a director questionnaire as may be requested by Acquiror in accordance with its customary practices with respect to all directors of Acquiror.

7. Closing Conditions.

(a) Condition to Each Party’s Obligations under this Agreement.  The respective obligations of each party under this Agreement to effect the Rollover shall be subject to the fulfillment (or waiver by Acquiror and the Investors’ Representative, if permissible under applicable Law), at or prior to the Closing, of the following condition: all conditions precedent to the Merger shall have been satisfied or waived and all deliveries and actions to occur in connection with the consummation of the Merger pursuant to the Merger Agreement shall have been completed, with the exception of (i) the Closing hereunder and (ii) the filing of the articles of merger with the Secretary of State of the Commonwealth of Kentucky, which shall occur immediately following the Closing hereunder.

(b) Conditions to the Obligations of the Investors under this Agreement.  The obligations of the Investors to acquire the Acquiror Shares at the Closing shall be subject to the fulfillment (or waiver by the Investors’ Representative, if permissible under applicable Law), at or prior to the Closing, of the following conditions:

(i) each of the obligations of Acquiror required to be performed by it at or prior to the Closing pursuant to this Agreement shall have been duly performed and complied with in all material respects, and the representations and warranties of Acquiror and its Subsidiaries contained in this Agreement that are qualified as to materiality or Material Adverse Effect shall be true and correct, and the representations and warranties of Acquiror and its Subsidiaries contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Closing as though made at and as of the Closing (except as to any representation or warranty which specifically relates to an earlier date, in which case, as of such earlier date), and the Investors’ Representative shall have received a certificate to that effect signed by an officer of Acquiror;

(ii) from the date hereof and prior to the Closing, there shall not have been or occurred, and in either case, be continuing, any event, change, occurrence, circumstance or development that, individually or in the aggregate with any such other event, change, occurrence, circumstance or development, has had or would reasonably be expected to have a Material Adverse Effect; and

(iii) Acquiror shall have delivered to the Investors’ Representative the deliveries in accordance with Section 8(c).

(c) Condition to the Obligations of Acquiror under this Agreement.  The obligations of Acquiror under this Agreement to issue the Acquiror Shares shall be subject to the fulfillment (or waiver by Acquiror, if permissible under applicable Law), at or prior to the Closing, of the following conditions:

(i) each of the obligations of each of the Investors required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and the representations and warranties of each of the Investors contained in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of each of the Investors contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made at and as of the Closing, and Acquiror shall have received a certificate to that effect signed by the Investors’ Representative; and

(ii) Acquiror shall have received each of the deliveries in accordance with Section 8(b).

8. Closing.

(a) Closing.  The closing of the Rollover (the “Closing”) shall take place immediately prior to the closing of the transactions contemplated by the Merger Agreement on the same date as the closing of the transactions contemplated by the Merger Agreement (the “Closing Date”).

(b) Investor Deliveries.  At the Closing, the Investors’ Representative shall deliver the certificate described in Section 7(c)(i), and each Investor shall deliver or cause to be delivered to Acquiror the following:

(i) a duly executed counterpart signature page to the Registration Rights Agreement; and

(ii) evidence of transfer to Acquiror of the Rollover Shares by book entry in the books and records of Griffin.

(c) Acquiror Deliveries.  At the Closing, Acquiror shall deliver or cause to be delivered to the Investors’ Representative the following:

(i) evidence of transfer by book entry of the Acquiror Shares, in accordance with the applicable procedures of the Depository Trust Company;

(ii) the certificate described in Section 7(b)(i); and

(iii) a duly executed counterpart signature page to the Registration Rights Agreement.

9. Termination.  This Agreement and the rights and obligations of the parties hereto shall automatically terminate and be of no further force and effect upon the termination of the Merger Agreement in accordance with its terms without any action by the parties hereto.  In the event that this Agreement is validly terminated, no party hereto shall have, from and after such termination, any liability or further obligation whatsoever to any other party to this Agreement resulting from such termination.

10. Indemnification.

(a) Survival of Representations and Warranties.  The representations and warranties of Acquiror and the Investors made in this Agreement and the right to assert a claim for indemnification under this Section 10 shall survive the Closing Date and shall expire eighteen (18) months after the Closing Date, after which such rights shall be waived and extinguished; provided, however, that the Fundamental Representation and Acquiror’s right to assert a claim for indemnification related thereto shall survive indefinitely.  Notwithstanding the foregoing, any claim or action by the Investors’ Representative (on behalf of the Investors) or the Acquiror of which written notice as required herein is given to Acquiror or the Investors’ Representative, as applicable, prior to the date on which such claim or action otherwise terminates as provided herein may continue to be asserted in accordance with and subject to the terms of this Section 10.

(b) Indemnity.

(i) Subject to the limitations set forth in this Section 10, from and after the Closing, Acquiror and the Surviving Corporation shall jointly and severally defend and hold harmless the Investors, from and against any and all damages, losses, liabilities (absolute and contingent), payments, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or nature whatsoever (including costs of investigation and experts and consultants fees and disbursements), whether or not involving a third party claim (collectively, “Losses”), to the extent arising or resulting from (A) any failure of any representation or warranty of Acquiror set forth in this Agreement to be true and correct as of the date hereof and as of the Closing Date (except as to any representation or warranty which specifically relates to an earlier date, in which case, as of such earlier date) and (B) any breach of any covenant or agreement made by Acquiror in this Agreement.

(ii) From and after the Closing, each of the Investors shall severally, and not jointly, defend and hold harmless Acquiror and its Affiliates (including after the Closing, the Surviving Corporation and its Subsidiaries), from and against any and all Losses to the extent arising or resulting from (A) any failure of any representation or warranty of such Investor set forth in this Agreement to be true and correct as of the date hereof and as of the Closing Date and (B) any breach of any covenant or agreement made by such Investor or the Investors’ Representative in this Agreement.

(c) Procedures Relating to Indemnification of Direct Claims.   A claim for indemnification for any matter not involving a Third Party Claim may be asserted by reasonably prompt notice to the party from whom indemnification is sought; provided, however, that failure to so notify the indemnifying party shall not preclude the indemnified party from any indemnification which it may claim in accordance with this Section 10 except to the extent that the indemnifying party shall have been actually prejudiced as a result of such failure.

(d) Procedures Relating to Indemnification of Third Party Claims.  If an indemnified party receives written notice of the commencement of any action or proceeding or the assertion of any claim by any third party or the imposition of any penalty or assessment for which indemnity may be sought under Section 10(b) (a “Third Party Claim”), and the indemnified party intends to seek indemnity pursuant to this Section 10, the indemnified party shall promptly provide Acquiror or the Investors’ Representative (on behalf of the Investors), as applicable, with written notice of such Third Party Claim, stating the nature, basis and the amount thereof, to the extent known, along with copies of the relevant documents evidencing such Third Party Claim and the basis for indemnification sought.  The indemnifying party (Acquiror or the Investors’ Representative on behalf of the Investors, as applicable) shall have thirty (30) days from receipt of any such notice of a Third Party Claim to give notice to assume the defense thereof.  If notice to the effect set forth in the immediately preceding sentence is given by the indemnifying party, the indemnifying party shall have the right to assume the defense of the indemnified party against the Third Party Claim with counsel of its choice, which shall be reasonably acceptable to the indemnified party.  If such notice is not given, the indemnified party shall (upon delivering notice to such effect to the indemnifying party) have the right to undertake the defense, compromise or settlement of such Third Party Claim.  So long as the indemnifying party has assumed the defense of the Third Party Claim in accordance herewith, (i) the indemnified party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the indemnified party shall not file any papers or consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the indemnifying party and (iii) the indemnifying party shall not (A) admit to any wrongdoing or (B) consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim to the extent such judgment or settlement provides for equitable relief, in each case, without the prior written consent of the indemnified party (such written consent shall not be unreasonably withheld or delayed).  The parties shall use best efforts to minimize the amount of any Third Party Claims and shall act in good faith in responding to, defending against, settling or otherwise dealing with such claims.  The parties shall also cooperate in any such defense and give each other reasonable access to all information relevant thereto.  Whether or not the indemnifying party assumed the defense, the indemnifying party shall not be obligated to indemnify the indemnified party hereunder for any settlement entered into or any judgment that was consented to without the indemnifying party’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(e) Limitations of Liability.

(i) Notwithstanding the foregoing provisions of this Section 10, the Investors shall not have a right to seek indemnification under this Section 10 for any Losses:

(1) for indirect, special, incidental, consequential or punitive damages; provided, however, and for greater certainty, that such limitation shall not apply to an award to a third party based on a Third Party Claim, provided that the indemnified party uses its best efforts to mitigate the amount and nature of any such award;

(2) to the extent such Loss is expressly reserved against on the Balance Sheet;

(3) unless the aggregate of all Losses by the Investors as a whole exceeds, on a cumulative basis, an amount equal to $500,000, and then only to the extent of any such excess;

(4) for any individual Loss, or group of Losses arising out of the same event or series of related events, that totals less than $3,000, and such Losses shall not be aggregated for purposes of the immediately preceding subclause (3); or

(5) to the extent that the aggregate liability of Acquiror for all Losses by the Investors exceeds $4,000,000, except in the event of actual fraud perpetrated in writing.

(ii) Notwithstanding the foregoing provisions of this Section 10, in no event shall any Investor be obligated to indemnify Acquiror or its Affiliates for any Losses pursuant to this Section 10 that are solely attributable to a breach of this Agreement by any other Investor.

(iii) For the purpose of calculating the amount of any Loss under this Section 10 after a breach has occurred (and, for the sake of clarity, not for the purpose of determining whether a breach has occurred), any and all materiality or Material Adverse Effect qualifications in the representations and warranties shall be disregarded.

(iv) The amount of any Loss incurred by an Investor shall be reduced by the net amount of any Tax benefits actually recognized by such Investor in the year such Loss was incurred.

(f) Exclusive Remedy.  Except in the event of actual fraud perpetrated in writing, the parties acknowledge and agree that, from and after the Closing, the sole and exclusive remedies for any matter based upon, arising out of or otherwise with respect to the transactions contemplated by this Agreement are the indemnification obligations set forth in this Section 10.

(g) Investors’ Representative.

(i) The Investors’ Representative, who shall initially be Robert A. Griffin, is constituted and appointed as agent for an on behalf of the Investors as of the date hereof to give and receive notices and communications, to make claims on behalf of the Investors, to agree to, negotiate, enter into settlements and compromises of, and make claims and comply with awards with respect to such claims, and to take all actions necessary or appropriate in the judgment of the Investors’ Representative for the accomplishment of the foregoing, or otherwise as permitted hereunder.  The Investors’ Representative may be changed by the holders of a majority in interest of the Investors from time to time upon not less than ten (10) days’ prior written notice to Acquiror.  No bond shall be required of the Investors’ Representative.  Notwithstanding anything in this Agreement to the contrary, notices or communications to or from the Investors’ Representative shall constitute notice to or from each of the Investors, including notices pursuant to Sections 10(b) and (c).  Without limiting the generality of the foregoing, the Investors’ Representative shall have the full power and authority to interpret all the terms and provisions of this Agreement and to consent to any amendment hereof or thereof in its capacity as Investors’ Representative.

(ii) The Investors’ Representative shall not be liable for any act done or omitted hereunder as Investors’ Representative while acting in good faith and in the exercise of reasonable judgment and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith.

(iii) The Investors’ Representative shall be given reasonable access to information about the Surviving Corporation and the reasonable assistance of the Surviving Corporation’s officers and employees for purposes of performing its duties and exercising its rights hereunder.

(iv) Any action taken by the Investors’ Representative pursuant to the authority granted in this Section 10(g) shall be effective and absolutely binding as the action of the Investors under this Agreement.  Acquiror may rely upon any decision, act, consent or instruction of the Investors’ Representative as being the decision, act, consent or instruction of each and every Investor.  Acquiror is hereby relieved from any liability to any Person for any acts done by them in accordance with such decision, act, consent or instruction of the Investors’ Representative.

11. Miscellaneous.

(a) Assignment.  Neither this Agreement nor any of the rights, interests and obligations of the parties hereunder shall be assigned, in whole or in part, by any party hereto without the prior written consent of the other parties hereto; provided, however, that Acquiror’s rights hereunder may be assigned by Acquiror to any entity which is the surviving entity in a merger, consolidation or like event involving Acquiror.  Upon any such permitted assignment, the references in this Agreement to Acquiror, as applicable, shall also apply to any such assignee unless the context otherwise requires.  Subject to the foregoing sentences, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Any attempted assignment or transfer in violation of this Section 11(a) shall be null and void.

(b) Further Assurances.  From time to time, as and when requested by Acquiror, each Investor will execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(c) Acquiror Shares Legends.

(i) Such Investor acknowledges and agrees that in addition to any legends required pursuant to any other agreement (including the Registration Rights Agreement), the certificate(s) representing the Acquiror Shares and each certificate issued to any subsequent transferee of the Acquiror Shares shall bear a legend in substantially the following form until such time as such Acquiror Shares are transferred pursuant to Rule 144 promulgated under the Securities Act (unless transferred in the manner described in the following legend):

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR UNLESS SUCH PLEDGE, SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS.”

(d) Notices.  All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) five (5) business days following sending by registered or certified mail, postage prepaid; (iii) when sent (with written confirmation of transmission), if sent by facsimile; (iii) when delivered (with written confirmation of receipt), if delivered personally to the intended recipient; and (iv) one (1) business day following sending by overnight delivery via a national courier service (with written confirmation of receipt) and, in each case, addressed to a party at the following address and/or facsimile for such party (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to Acquiror:

Darling International Inc.
251 O’Connor Ridge Blvd., Suite 300
Irving, Texas  75038
Facsimile:  (972) 281-4475
Attention:  General Counsel

with a required copy (that shall not constitute notice) to:

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas  75201
Facsimile:  (214) 746-7777
Attention: Mary R. Korby, Esq.

If to any Investor, to the Investors’ Representative pursuant to Section 10(g) at the following address (with a copy to the applicable Investor at the address of such Investor set forth on the signature pages of this Agreement):

Robert A. Griffin
Griffin Industries, Inc.
4221 Alexandria Pike
Cold Spring, Kentucky  41076

with a required copy (that shall not constitute notice) to:

Thompson Hine LLP
312 Walnut Street, Suite 1400
Cincinnati, Ohio 45202
Attention:  Louis F. Solimine, Esq.
Facsimile:  (513) 241-4771

or to such other address(es) as shall be furnished in writing by any such party to each of the other parties hereto in accordance with the provisions of this Section 11(d).

Notices from any Investor shall be made to Acquiror by the Investors’ Representative.

(e) Interpretation Matters.  Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

(i) The descriptive headings of the several sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.  All references herein to “Sections” shall be deemed to be references to sections hereof unless otherwise indicated.

(ii) Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

(iii) The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

(iv) The word “including” or any variation thereof means (unless the context of its usage requires otherwise) “including, but not limited to,” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(v) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(f) Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

(g) Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more counterparts have been signed by each of the parties hereto and delivered, in person or by exchange via electronic mail (in Adobe Portable Document Format (PDF)) or facsimile with the other parties hereto.

(h) Integrated Contract.  This Agreement and any written amendments to this Agreement satisfying the requirements of Section 11(l), constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any previous agreements and understandings between the parties with respect to such matters.  There are no restrictions, promises, representations, warranties, agreements or undertakings of either party hereto with respect to the transactions contemplated by this Agreement other than those set forth herein or in any other document required to be executed and delivered hereunder.

(i) Governing Law.  This Agreement and any matter based upon, arising out of or related to this Agreement or the negotiation, execution or performance of this Agreement (whether for breach of contract, tortious conduct or otherwise), the interpretation and enforcement of the provisions of this Agreement and any agreements entered into in connection herewith or any actions of or omissions of any party in any way connected with, related to or giving rise to any of the foregoing matters (collectively, the “Covered Matters”) shall be governed by and construed in accordance with the laws, rules and regulations, and judicial and administrative decisions (in each case, both procedural and substantive) of the State of New York, without reference to its conflicts of law principles, that if applied might require the application of the laws of another jurisdiction.

(j) Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THE COVERED MATTERS.

(k) Jurisdiction; Service of Process.  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties exclusively in any federal or state court located within the State of Ohio, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.  Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

(l) Amendments and Waivers.  This Agreement may be amended, modified, superseded or canceled and any of the terms, covenants, representations, warranties or conditions hereof may be waived only by an instrument in writing signed by or on behalf of each of the parties hereto or, in the case of a waiver, by or on behalf of the party waiving compliance.

(m) Non-Recourse.  This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party.  Except to the extent a named party to this Agreement, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, subsidiary, Affiliate, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of any party hereto under this Agreement or any agreement entered into in connection herewith or for any claim based on, arising out of, in respect of, or by reason of, the transactions contemplated hereby and thereby.

(n) No Third-Party Beneficiaries.  This Agreement shall be binding upon, and shall inure solely to the benefit of, each party hereto, and nothing in this Agreement is intended to confer upon any other Person any legal or equitable rights or remedies of any nature whatsoever under or by reason of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ACQUIROR:	DARLING INTERNATIONAL INC., a Delaware corporation

	By:	/s/ Randall C. Stuewe
		Name:	Randall C. Stuewe
		Title:	Chief Executive Officer

Signature Page to Rollover Agreement

INVESTORS’ REPRESENTATIVE:	ROBERT A. GRIFFIN, in his capacity as Investors’ Representative

	By:	/s/ Robert A. Griffin
Robert A. Griffin

Signature Page to Rollover Agreement

INVESTORS:
	By:	/s/ Dennis B. Griffin
Dennis B. Griffin

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of the Dennis B. Griffin Grandchildren’s Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the John M. Griffin Grandchildren’s Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Linda G. Holt
Linda G. Holt

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Judith E. Prewitt
Judith E. Prewitt

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Janet Means
Janet Means

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Brian J. Griffin
Brian J. Griffin

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Cynthia L. Roeder
Cynthia L. Roeder

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Thomas A. Griffin
Thomas A. Griffin

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Elizabeth A. Osborn
Elizabeth A. Osborn

X
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
_____
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG Grantor Retained Annuity Trust III, fbo Christopher Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG Grantor Retained Annuity Trust III, fbo Michael Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG Grantor Retained Annuity Trust III, fbo Jordan Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG Grantor Retained Annuity Trust III, fbo Jon Marcus Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG Grantor Retained Annuity Trust II, fbo Jordan Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG Grantor Retained Annuity Trust II, fbo Jon Marcus Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Dennis B. Griffin
Dennis B. Griffin, Trustee of The Anthony A. Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of The Joseph Scott Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of The Christopher A. Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of The Michael R. Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of The Renee L. Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Dennis B. Griffin
Dennis B. Griffin, Trustee of The Traci Lynn Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Dennis B. Griffin
Dennis B. Griffin, Trustee of The Toby Andrew Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of The Denise Anne Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of The Dana Lynn Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of The John Christian Griffin Qualified Subchapter S Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of the DBG Grantor Retained Annuity Trust III, fbo Traci D. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of the DBG Grantor Retained Annuity Trust III, fbo Anthony A. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of the DBG Grantor Retained Annuity Trust III, fbo Toby A. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of the DBG Grantor Retained Annuity Trust II, fbo Traci D. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of the DBG Grantor Retained Annuity Trust II, fbo Anthony A. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ John M. Griffin
John M. Griffin, Trustee of the DBG Grantor Retained Annuity Trust II, fbo Toby A. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG Grantor Retained Annuity Trust III, fbo Denise A. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG Grantor Retained Annuity Trust II, fbo Denise A. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG Grantor Retained Annuity Trust III, fbo Joseph S. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG Grantor Retained Annuity Trust II, fbo Joseph S. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG Grantor Retained Annuity Trust II, fbo John C. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG Grantor Retained Annuity Trust II, fbo John C. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG Grantor Retained Annuity Trust III, fbo Dana L. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Robert A. Griffin
Robert A. Griffin, Trustee of the JMG Grantor Retained Annuity Trust II, fbo Dana L. Griffin

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the RAG Grantor Retained Annuity Trust III, fbo Renee McDonald

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement

By:	/s/ Martin W. Griffin
Martin W. Griffin, Trustee of the Robert A. Griffin Grandchildren's Trust

_____
The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, (not including the value of the Investor’s primary residence) exceeds $1,000,000 at the time of the Investor’s purchase; or

_____
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2009 and 2008) or joint income with the Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (2010); or

_____
The Investor is a corporation, Massachusetts or similar business trust, or partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Acquiror’s Common Stock, with total assets in excess of $5,000,000; or

_____
The Investor is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Exchange Act, (iii) an insurance company as defined in Section 2(a)(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
_____	The Investor is a director or executive officer of Acquiror; or
X
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Acquiror’s Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	The Investor is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

Signature Page to Rollover Agreement